Exhibit 99.1

LAZARD LTD REPORTS FIRST-QUARTER 2022 RESULTS

Financial Advisory operating revenue increase driven by both Europe and North America	Asset Management investment performance generated strong incentive fees despite turbulent markets	Returned $281 million in capital to shareholders, including significant reduction in share count

NEW YORK, April 28, 2022 – Lazard Ltd (NYSE: LAZ) today reported operating revenue1 of $699 million for the quarter ended March 31, 2022. Net income, as adjusted2, was $115 million, or $1.05 per share (diluted) for the quarter.

First-quarter 2022 net income on a U.S. GAAP basis was $114 million, or $1.05 per share (diluted).

“Our first quarter results demonstrate strong performance by both of our businesses amid volatile markets, underscoring the strength and diversification of our franchise,” said Kenneth M. Jacobs, Chairman and Chief Executive Officer of Lazard. “The firm is well positioned for the year ahead, with continued momentum in M&A and an emerging shift in investor sentiment toward active asset management.”

($ in millions, except per share data and AUM)	Quarter Ended March 31,
	2022	2021	%’22-’21
Net Income
U.S. GAAP	$114	$87	30%
Per share, diluted	$1.05	$0.75	40%
Adjusted[2]	$115	$101	13%
Per share, diluted	$1.05	$0.87	21%
Operating Revenue[1]
Total operating revenue	$699	$648	8%
Financial Advisory	$388	$317	22%
Asset Management	$312	$328	(5)%
AUM ($ in billions)
Period End	$253	$265	(5)%
Average	$256	$261	(2)%

Media Contact:	Judi Frost Mackey	+1 212 632 1428	judi.mackey@lazard.com
Investor Contact:	Alexandra Deignan	+1 212 632 6886	alexandra.deignan@lazard.com

Note: Endnotes are on page 6 of this release. A reconciliation of adjusted GAAP to U.S. GAAP is on pages 11-12.

OPERATING REVENUE

Operating revenue was $699 million for the quarter ended March 31, 2022, 8% higher than the first quarter of 2021.

Financial Advisory

Our Financial Advisory results include M&A Advisory, Capital Advisory, Capital Raising, Restructuring, Shareholder Advisory, Sovereign Advisory, and other strategic advisory work for clients.

Financial Advisory operating revenue was $388 million for the first quarter of 2022, 22% higher than the first quarter of 2021.

During and since the first quarter of 2022, Lazard has been engaged in significant and complex M&A transactions and other advisory assignments globally, including the following (clients are in italics): M&T Bank’s $7.6 billion acquisition of People’s United Financial; 3G Capital’s acquisition of a controlling interest in Hunter Douglas, valuing the company at $7.1 billion; Faurecia’s €6.7 billion combination with Hella; Prudential Financial’s $3.55 billion sale of its full-service retirement business to Empower Retirement; Brewin Dolphin’s £1.6 billion sale to Royal Bank of Canada; UCB’s $1.9 billion acquisition of Zogenix; Syndesi Therapeutics’ $1.0 billion acquisition by AbbVie; Circet’s combination with KGPCo; and FNZ’s $1.4 billion capital raise from CPP Investments and Motive Partners, valuing the company at $20.0 billion.

Lazard has one of the world’s preeminent restructuring practices. During and since the first quarter of 2022, we have been engaged in a broad range of visible and complex restructuring and debt advisory assignments for debtors or creditors, including roles involving: Alto Maipo S.P.A.; Andrade Gutierrez; Assured Guaranty in connection with Puerto Rico’s restructuring; Brazos Electric Power Cooperative; Corp Grupo Banking S.A.; Grupo GICSA; Intelsat S.A.; NMC Health; Nordic Aviation Capital; Rockall Energy; Seadrill Limited; and Stoneway Capital.

Our Capital Advisory practice remains active globally, advising on a broad range of public and private assignments. Our Sovereign Advisory practice continues to be active advising governments, sovereign and sub-sovereign entities across developed and emerging markets.

For a list of publicly announced Financial Advisory transactions on which Lazard advised in the first quarter of 2022, continued to advise or completed since March 31, 2022, please visit our website at www.lazard.com/businesses/transactions.

Asset Management

In the text portion of this press release, we present our Asset Management results as 1) Management fees and other revenue, and 2) Incentive fees.

Asset Management operating revenue was $312 million for the first quarter of 2022, 5% lower than the first quarter of 2021.

Management fees and other revenue was $287 million, 3% lower than the first quarter of 2021, and 5% lower than the fourth quarter of 2021.

Average assets under management (AUM) for the first quarter of 2022 was $256 billion, 2% lower than the first quarter of 2021, and 6% lower than the fourth quarter of 2021.

AUM as of March 31, 2022, was $253 billion, down 8% from December 31, 2021, and down 5% from March 31, 2021. The sequential decrease from December 31, 2021 was driven by market depreciation of $12.4 billion, foreign exchange depreciation of $2.1 billion and net outflows of $6.5 billion.

Incentive fees during the period were $25 million, compared to $33 million for the first quarter of 2021.

OPERATING EXPENSES

Compensation and Benefits

In managing compensation and benefits expense, we focus on annual awarded compensation (cash compensation and benefits, plus deferred incentive compensation with respect to the applicable year, net of estimated future forfeitures and excluding charges). We believe annual awarded compensation reflects the actual annual compensation cost more accurately than the GAAP measure of compensation cost, which includes applicable-year cash compensation and the amortization of deferred incentive compensation principally attributable to previous years’ deferred compensation. We believe that by managing our business using awarded compensation with a consistent deferral policy, we can better manage our compensation costs, increase our flexibility in the future and build shareholder value over time.

For the first quarter of 2022, we accrued adjusted compensation and benefits expense1 at an adjusted compensation ratio of 58.5%, compared to the first-quarter 2021 ratio of 59.5%. This resulted in $409 million of compensation and benefits expense, compared to $385 million for the first quarter of 2021.

We manage our compensation and benefits expense based on awarded compensation with a consistent deferral policy. We take a disciplined approach to compensation, and our goal is to maintain a compensation-to-operating revenue ratio over the cycle in the mid- to high-50s percentage range on both an awarded and adjusted basis, with consistent deferral policies.

Non-Compensation Expense

For the first quarter of 2022, adjusted non-compensation expense1 was $117 million, 14% higher than the first quarter of 2021, primarily reflecting higher travel and business development expenses, as well as continued investments in technology.

The ratio of adjusted non-compensation expense to operating revenue was 16.8% for the first quarter of 2022, compared to 15.8% for the first quarter of 2021.

Our goal is to achieve an adjusted non-compensation expense-to-operating revenue ratio over the cycle of 16% to 20%.

TAXES

The provision for taxes, on an adjusted basis1, was $39 million for the first quarter of 2022. The effective tax rate, on an adjusted basis, was 25.4% for the first quarter of 2022, compared to 28.6% for the first quarter of 2021 and 23.9% for the full year of 2021.

CAPITAL MANAGEMENT AND BALANCE SHEET

Our primary capital management goals include managing debt and returning capital to shareholders through dividends and share repurchases.

In the first quarter of 2022, Lazard returned $281 million to shareholders, which included: $47 million in dividends; $176 million in share repurchases of our common stock; and $58 million in satisfaction of employee tax obligations in lieu of share issuances upon vesting of equity grants.

In the first quarter of 2022, we repurchased 4.7 million shares of our common stock at an average price of $37.26 per share.

As of March 31, 2022, our remaining share repurchase authorization was $318 million.

On April 27, 2022, Lazard declared a quarterly dividend of $0.47 per share on its outstanding common stock. The dividend is payable on May 20, 2022, to stockholders of record on May 9, 2022.

Lazard’s financial position remains strong. As of March 31, 2022, our cash and cash equivalents were $878 million, and stockholders’ equity related to Lazard’s interests was $850 million.

***

CONFERENCE CALL

Lazard will host a conference call at 8:00 a.m. EDT on Thursday, April 28, 2022, to discuss the company’s financial results for the first quarter of 2022. The conference call can be accessed via a live audio webcast available through Lazard’s Investor Relations website at www.lazard.com, or by dialing 1 800-289-0720 (U.S. and Canada) or +1 323-701-0160 (outside of the U.S. and Canada), 15 minutes prior to the start of the call.

A replay of the conference call will be available by 10:00 a.m. EDT, Thursday, April 28, 2022, via the Lazard Investor Relations website at www.lazard.com, or by dialing 1 (888) 203-1112 (U.S. and Canada) or +1 (719) 457-0820 (outside of the U.S. and Canada). The replay access code is 5371290.

ABOUT LAZARD

Lazard, one of the world’s preeminent financial advisory and asset management firms, operates from 40 cities across 25 countries in North and South America, Europe, Asia and Australia. With origins dating to 1848, the firm provides advice on mergers and acquisitions, strategic matters, restructuring and capital structure, capital raising and corporate finance, as well as asset management services to corporations, partnerships, institutions, governments and individuals. For more information on Lazard, please visit www.lazard.com. Follow Lazard at @Lazard.

***

Cautionary Note Regarding Forward-Looking Statements:

This press release contains forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may”, “might”, “will”, “should”, “could”, “would”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “target,” “goal”, or “continue”, and the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, may include projections of our future financial performance based on our growth strategies, business plans and initiatives and anticipated trends in our business. These forward-looking statements, including with respect to the current COVID-19 pandemic, are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by these forward-looking statements.

These factors include, but are not limited to, those discussed in our Annual Report on Form 10-K under Item 1A “Risk Factors,” and also discussed from time to time in our reports on Forms 10-Q and 8-K, including the following:

•	A decline in general economic conditions or the global or regional financial markets;

•	A decline in our revenues, for example due to a decline in overall mergers and acquisitions (M&A) activity, our share of the M&A market or our assets under management (AUM);

•	Losses caused by financial or other problems experienced by third parties;

•	Losses due to unidentified or unanticipated risks;

•	A lack of liquidity, i.e., ready access to funds, for use in our businesses; and

•	Competitive pressure on our businesses and on our ability to retain and attract employees at current compensation levels.

Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. We are under no duty to update any of these forward-looking statements after the date of this release to conform our prior statements to actual results or revised expectations and we do not intend to do so.

Lazard Ltd is committed to providing timely and accurate information to the investing public, consistent with our legal and regulatory obligations. To that end, Lazard and its operating companies use their websites, Lazard’s Twitter account (twitter.com/Lazard) and other social media sites to convey information about their businesses, including the anticipated release of quarterly financial results, quarterly financial, statistical and business-related information, and the posting of updates of assets under management in various mutual funds, hedge funds and other investment products managed by Lazard Asset Management LLC and Lazard Frères Gestion SAS. Investors can link to Lazard and its operating company websites through www.lazard.com.

***

ENDNOTES

[1]

A non-U.S. GAAP measure. See attached financial schedules and related notes for a detailed explanation of adjustments to corresponding U.S. GAAP results. We believe that presenting our results on an adjusted basis, in addition to the U.S. GAAP results, is the most meaningful and useful way to compare our operating results across periods.

[2]

First-quarter 2022 adjusted results[1] exclude pre-tax charges of $1.1 million relating to office space reorganization. On a U.S. GAAP basis, this resulted in a net charge of $0.8 million, or $0.01 (diluted) per share, in the first quarter of 2022.

LAZ-EPE

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LAZARD LTD

UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(U.S. GAAP)

	Three Months Ended			% Change From
	March 31,	December 31,	March 31,	December 31,	March 31,
($ in thousands, except per share data)	2022	2021	2021	2021	2021
Total revenue	$716,144	$1,012,841	$679,904	(29%)	5%
Interest expense	(21,252)	(20,466)	(19,797)

Net revenue	694,892	992,375	660,107	(30%)	5%
Operating expenses:
Compensation and benefits	396,841	559,768	401,546	(29%)	(1%)
Occupancy and equipment	31,239	32,402	34,748
Marketing and business development	14,123	16,850	6,651
Technology and information services	37,931	39,762	33,670
Professional services	16,029	26,060	14,948
Fund administration and outsourced services	29,703	35,784	29,279
Amortization of intangible assets related to acquisitions	15	15	15
Other	9,283	11,197	4,960

Subtotal	138,323	162,070	124,271	(15%)	11%

Provision pursuant to tax receivable agreement	—	2,199	—

Operating expenses	535,164	724,037	525,817	(26%)	2%

Operating income	159,728	268,338	134,290	(40%)	19%
Provision for income taxes	38,753	57,048	43,464	(32%)	(11%)

Net income	120,975	211,290	90,826	(43%)	33%
Net income attributable to noncontrolling interests	7,099	913	3,526

Net income attributable to Lazard Ltd	$113,876	$210,377	$87,300	(46%)	30%

Attributable to Lazard Ltd Common Stockholders:
Weighted average shares outstanding:
Basic	102,547,277	104,689,273	107,291,560	(2%)	(4%)
Diluted	108,186,642	112,278,982	115,822,294	(4%)	(7%)
Net income per share:
Basic	$1.09	$1.97	$0.80	(46%)	35%
Diluted	$1.05	$1.86	$0.75	(44%)	40%

LAZARD LTD

UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(U.S. GAAP)

($ in thousands, except per share data)	December 31, 2021	September 30, 2021	December 31, 2020
Total revenue	$1,012,841	$737,807	$898,326
Interest expense	(20,466)	(20,378)	(20,172)

Net revenue	992,375	717,429	878,154
Operating expenses:
Compensation and benefits	559,768	419,627	524,736
Occupancy and equipment	32,402	31,015	33,592
Marketing and business development	16,850	9,922	8,161
Technology and information services	39,762	37,559	36,100
Professional services	26,060	16,698	20,330
Fund administration and outsourced services	35,784	34,137	26,431
Amortization of intangible assets related to acquisitions	15	15	436
Other	11,197	13,497	11,308

Subtotal	162,070	142,843	136,358

Provision pursuant to tax receivable agreement	2,199	—	(439)

Operating expenses	724,037	562,470	660,655

Operating income	268,338	154,959	217,499
Provision for income taxes	57,048	39,446	22,729

Net income	211,290	115,513	194,770
Net income attributable to noncontrolling interests	913	8,304	4,881

Net income attributable to Lazard Ltd	$210,377	$107,209	$189,889

Attributable to Lazard Ltd Common Stockholders:
Weighted average shares outstanding:
Basic	104,689,273	105,415,743	107,316,315
Diluted	112,278,982	112,994,037	115,144,030
Net income per share:
Basic	$1.97	$1.00	$1.73
Diluted	$1.86	$0.94	$1.64

LAZARD LTD

UNAUDITED CONDENSED CONSOLIDATED

STATEMENT OF FINANCIAL CONDITION

(U.S. GAAP)

($ in thousands)	March 31, 2022	December 31, 2021
ASSETS
Cash and cash equivalents	$878,167	$1,465,022
Deposits with banks and short-term investments	1,638,519	1,347,544
Restricted cash	615,225	617,448
Receivables	816,640	805,809
Investments	869,844	1,007,339
Property	249,406	250,005
Goodwill and other intangible assets	379,615	379,571
Operating lease right-of-use assets	452,192	466,054
Deferred tax assets	429,227	435,308
Other assets	519,511	373,081

Total Assets	$6,848,346	$7,147,181

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS & STOCKHOLDERS’ EQUITY
Liabilities
Deposits and other customer payables	$1,748,858	$1,442,701
Accrued compensation and benefits	501,325	972,303
Operating lease liabilities	536,910	552,522
Tax receivable agreement obligation	192,489	213,434
Senior debt	1,685,849	1,685,227
Other liabilities	638,287	628,030

Total liabilities	5,303,718	5,494,217
Commitments and contingencies
Redeemable noncontrolling interests	575,000	575,000
Stockholders’ equity
Preferred stock, par value $.01 per share	—	—
Common stock, par value $.01 per share	1,128	1,128
Additional paid-in capital	—	144,729
Retained earnings	1,583,005	1,560,636
Accumulated other comprehensive loss, net of tax	(237,626)	(223,847)

Subtotal	1,346,507	1,482,646
Class A common stock held by subsidiaries, at cost	(496,681)	(507,426)

Total Lazard Ltd stockholders’ equity	849,826	975,220
Noncontrolling interests	119,802	102,744

Total stockholders’ equity	969,628	1,077,964

Total liabilities, redeemable noncontrolling interests and stockholders’ equity	$6,848,346	$7,147,181

LAZARD LTD

SELECTED SUMMARY FINANCIAL INFORMATION (a)

(Non-GAAP - unaudited)

	Three Months Ended			% Change From
($ in thousands, except per share data)	March 31, 2022	December 31, 2021	March 31, 2021	December 31, 2021	March 31, 2021
Revenues:
Financial Advisory	$388,130	$608,178	$317,300	(36%)	22%
Asset Management	311,781	346,607	327,914	(10%)	(5%)
Corporate	(1,276)	13,160	2,648	NM	NM

Operating revenue (b)	$698,635	$967,945	$647,862	(28%)	8%

Expenses:
Adjusted compensation and benefits expense (c)	$408,702	$544,510	$385,478	(25%)	6%

Ratio of adjusted compensation to operating revenue	58.5%	56.3%	59.5%
Non-compensation expense (d)	$117,126	$133,903	$102,480	(13%)	14%

Ratio of non-compensation to operating revenue	16.8%	13.8%	15.8%
Earnings:
Earnings from operations (e)	$172,807	$289,532	$159,904	(40%)	8%

Operating margin (f)	24.7%	29.9%	24.7%
Adjusted net income (g)	$114,692	$217,209	$101,221	(47%)	13%

Diluted adjusted net income per share	$1.05	$1.92	$0.87	(45%)	21%

Diluted weighted average shares (h)	109,178,143	113,294,302	115,857,922	(4%)	(6%)
Effective tax rate (i)	25.4%	19.8%	28.6%

This presentation includes non-U.S. GAAP (“non-GAAP”) measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Reconciliation of U.S. GAAP to Selected Summary Financial Information and Notes to Financial Schedules.

LAZARD LTD

SELECTED SUMMARY FINANCIAL INFORMATION (a)

(Non-GAAP - unaudited)

($ in thousands, except per share data)	December 31, 2021	September 30, 2021	December 31, 2020
Revenues:
Financial Advisory	$608,178	$381,295	$508,626
Asset Management	346,607	310,566	336,152
Corporate	13,160	9,783	3,990

Operating revenue (b)	$967,945	$701,644	$848,768

Expenses:
Adjusted compensation and benefits expense (c)	$544,510	$417,479	$497,260

Ratio of adjusted compensation to operating revenue	56.3%	59.5%	58.6%
Non-compensation expense (d)	$133,903	$116,734	$116,568

Ratio of non-compensation to operating revenue	13.8%	16.6%	13.7%
Earnings:
Earnings from operations (e)	$289,532	$167,431	$234,940

Operating margin (f)	29.9%	23.9%	27.7%
Adjusted net income (g)	$217,209	$111,398	$192,444

Diluted adjusted net income per share	$1.92	$0.98	$1.66

Diluted weighted average shares (h)	113,294,302	113,781,092	115,831,033
Effective tax rate (i)	19.8%	25.1%	11.1%

This presentation includes non-U.S. GAAP (“non-GAAP”) measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Reconciliation of U.S. GAAP to Selected Summary Financial Information and Notes to Financial Schedules.

LAZARD LTD

ASSETS UNDER MANAGEMENT (“AUM”)

(unaudited)

($ in millions)

	As of			Variance
	March 31, 2022	December 31, 2021	March 31, 2021	Qtr to Qtr	1Q 2022 vs 1Q 2021
Equity:
Emerging Markets	$26,575	$31,227	$32,700	(14.9%)	(18.7%)
Global	55,810	59,516	58,560	(6.2%)	(4.7%)
Local	53,832	56,310	51,246	(4.4%)	5.0%
Multi-Regional	64,810	73,953	72,953	(12.4%)	(11.2%)

Total Equity	201,027	221,006	215,459	(9.0%)	(6.7%)
Fixed Income:
Emerging Markets	11,997	12,231	12,708	(1.9%)	(5.6%)
Global	13,881	14,410	14,177	(3.7%)	(2.1%)
Local	5,652	6,022	5,556	(6.1%)	1.7%
Multi-Regional	13,454	13,623	11,808	(1.2%)	13.9%

Total Fixed Income	44,984	46,286	44,249	(2.8%)	1.7%
Alternative Investments	4,483	4,203	3,141	6.7%	42.7%
Private Equity	1,256	1,290	1,324	(2.6%)	(5.1%)
Cash Management	925	954	679	(3.0%)	36.2%

Total AUM	$252,675	$273,739	$264,852	(7.7%)	(4.6%)

	Three Months Ended March 31,		Year Ended December 31,
	2022	2021	2021
AUM - Beginning of Period	$273,739	$258,642	$258,642
Net Flows	(6,525)	(1,679)	(11,573)
Market and foreign exchange appreciation (depreciation)	(14,539)	7,889	26,670

AUM - End of Period	$252,675	$264,852	$273,739

Average AUM	$256,430	$261,463	$272,051

% Change in average AUM	(1.9%)

Note: Average AUM generally represents the average of the monthly ending AUM balances for the period.

LAZARD LTD

RECONCILIATION OF U.S. GAAP TO SELECTED SUMMARY FINANCIAL INFORMATION (a)

(unaudited)

	Three Months Ended
($ in thousands, except per share data)	March 31, 2022	December 31, 2021	March 31, 2021
Operating Revenue
Net revenue - U.S. GAAP Basis	$694,892	$992,375	$660,107
Adjustments:
Revenue related to noncontrolling interests (j)	(10,795)	(7,515)	(6,361)
(Gains) losses related to Lazard Fund Interests (“LFI”) and other similar arrangements	14,323	(12,884)	(7,487)
Distribution fees, reimbursable deal costs, bad debt expense and other (k)	(18,822)	(22,842)	(16,710)
Losses associated with restructuring and closing of certain offices (l)	—	15	—
Interest expense	19,037	18,796	18,313

Operating revenue, as adjusted (b)	$698,635	$967,945	$647,862

Compensation and Benefits Expense
Compensation and benefits expense - U.S. GAAP Basis	$396,841	$559,768	$401,546
Adjustments:
(Charges) credits pertaining to LFI and other similar arrangements	14,323	(12,884)	(7,487)
Expenses associated with restructuring and closing of certain offices (m)	—	—	(6,623)
Compensation related to noncontrolling interests (j)	(2,462)	(2,374)	(1,958)

Compensation and benefits expense, as adjusted (c)	$408,702	$544,510	$385,478

Non-Compensation Expense
Non-compensation expense - Subtotal - U.S. GAAP Basis	$138,323	$162,070	$124,271
Adjustments:
Expenses related to office space reorganization (n)	(1,124)	(967)	(1,416)
Distribution fees, reimbursable deal costs, bad debt expense and other (k)	(18,822)	(22,842)	(16,710)
Amortization of intangible assets related to acquisitions	(15)	(15)	(15)
Expenses associated with restructuring and closing of certain offices (m)	—	(115)	(2,971)
Non-compensation expense related to noncontrolling interests (j)	(1,236)	(4,228)	(679)

Non-compensation expense, as adjusted (d)	$117,126	$133,903	$102,480

Pre-Tax Income and Earnings From Operations
Operating Income - U.S. GAAP Basis	$159,728	$268,338	$134,290
Adjustments:
Provision pursuant to tax receivable agreement obligation	—	2,199	—
Losses associated with restructuring and closing of certain offices (l)	—	15	—
Expenses related to office space reorganization (n)	1,124	967	1,416
Expenses associated with restructuring and closing of certain offices (m)	—	115	9,594
Net income related to noncontrolling interests (j)	(7,099)	(913)	(3,526)

Pre-tax income, as adjusted	153,753	270,721	141,774
Interest expense	19,037	18,796	18,313
Amortization of intangible assets related to acquisitions and other	17	15	(183)

Earnings from operations, as adjusted (e)	$172,807	$289,532	$159,904

Net Income attributable to Lazard Ltd
Net income attributable to Lazard Ltd - U.S. GAAP Basis	$113,876	$210,377	$87,300
Adjustments:
Provision pursuant to tax receivable agreement obligation	—	2,199	—
Losses associated with restructuring and closing of certain offices (l)	—	15	—
Expenses related to office space reorganization (n)	1,124	967	1,416
Expenses associated with restructuring and closing of certain offices (m)	—	115	9,594
Tax expense (benefit) allocated to adjustments	(308)	3,536	2,911

Net income, as adjusted (g)	$114,692	$217,209	$101,221

Diluted Weighted Average Shares Outstanding
Diluted Weighted Average Shares Outstanding - U.S. GAAP Basis	108,186,642	112,278,982	115,822,294
Adjustment: participating securities including profits interest participation rights	991,501	1,015,320	35,628

Diluted Weighted Average Shares Outstanding, as adjusted (h)	109,178,143	113,294,302	115,857,922
Diluted net income per share:
U.S. GAAP Basis	$1.05	$1.86	$0.75
Non-GAAP Basis, as adjusted	$1.05	$1.92	$0.87

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Notes to Financial Schedules.

See Notes to Financial Schedules

LAZARD LTD

RECONCILIATION OF U.S. GAAP TO SELECTED SUMMARY FINANCIAL INFORMATION (a)

(unaudited)

	Three Months Ended			Three Months Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
($ in thousands, except per share data)	2021	2021	2020	2021	2020
Operating Revenue
Net revenue - U.S. GAAP Basis	$992,375	$717,429	$878,154	$3,193,048	$2,566,138
Adjustments:
Revenue related to noncontrolling interests (j)	(7,515)	(11,994)	(8,054)	(31,624)	(11,497)
(Gains) losses related to Lazard Fund Interests (“LFI”) and other similar arrangements	(12,884)	1,368	(25,207)	(35,494)	(40,634)
Distribution fees, reimbursable deal costs, bad debt expense and other (k)	(22,842)	(23,876)	(14,647)	(85,053)	(64,983)
Losses associated with restructuring and closing of certain offices (l)	15	51	—	23,645	—
Interest expense	18,796	18,666	18,522	74,375	74,516

Operating revenue, as adjusted (b)	$967,945	$701,644	$848,768	$3,138,897	$2,523,540

Compensation and Benefits Expense
Compensation and benefits expense - U.S. GAAP Basis	$559,768	$419,627	$524,736	$1,895,859	$1,550,684
Adjustments:
(Charges) credits pertaining to LFI and other similar arrangements	(12,884)	1,368	(25,207)	(35,494)	(40,634)
Expenses associated with restructuring and closing of certain offices (m)	—	(1,012)	—	(14,922)	—
Compensation related to noncontrolling interests (j)	(2,374)	(2,504)	(2,269)	(9,216)	(7,927)

Compensation and benefits expense, as adjusted (c)	$544,510	$417,479	$497,260	$1,836,227	$1,502,123

Non-Compensation Expense
Non-compensation expense - Subtotal - U.S. GAAP Basis	$162,070	$142,843	$136,358	$571,142	$513,752
Adjustments:
Expenses related to office space reorganization (n)	(967)	(991)	(4,184)	(4,611)	(12,646)
Distribution fees, reimbursable deal costs, bad debt expense and other (k)	(22,842)	(23,876)	(14,647)	(85,053)	(64,983)
Amortization of intangible assets related to acquisitions	(15)	(15)	(436)	(60)	(1,795)
Expenses associated with restructuring and closing of certain offices (m)	(115)	(39)	—	(1,539)	—
Non-compensation expense related to noncontrolling interests (j)	(4,228)	(1,188)	(523)	(7,932)	(2,430)

Non-compensation expense, as adjusted (d)	$133,903	$116,734	$116,568	$471,947	$431,898

Pre-Tax Income and Earnings From Operations
Operating Income - U.S. GAAP Basis	$268,338	$154,959	$217,499	$723,848	$502,141
Adjustments:
Provision pursuant to tax receivable agreement obligation	2,199	—	(439)	2,199	(439)
Losses associated with restructuring and closing of certain offices (l)	15	51	—	23,645	—
Expenses related to office space reorganization (n)	967	991	4,184	4,611	12,646
Expenses associated with restructuring and closing of certain offices (m)	115	1,051	—	16,461	—
Net income related to noncontrolling interests (j)	(913)	(8,304)	(4,881)	(14,481)	(231)

Pre-tax income, as adjusted	270,721	148,748	216,363	756,283	514,117
Interest expense	18,796	18,666	18,522	74,375	74,516
Amortization of intangible assets related to acquisitions and other	15	17	55	65	886

Earnings from operations, as adjusted (e)	$289,532	$167,431	$234,940	$830,723	$589,519

Net Income attributable to Lazard Ltd
Net income attributable to Lazard Ltd - U.S. GAAP Basis	$210,377	$107,209	$189,889	$528,064	$402,461
Adjustments:
Provision pursuant to tax receivable agreement obligation	2,199	—	(439)	2,199	(439)
Losses associated with restructuring and closing of certain offices (l)	15	51	—	23,645	—
Expenses related to office space reorganization (n)	967	991	4,184	4,611	12,646
Expenses associated with restructuring and closing of certain offices (m)	115	1,051	—	16,461	—
Tax expense (benefit) allocated to adjustments	3,536	2,096	(1,190)	646	(4,419)

Net income, as adjusted (g)	$217,209	$111,398	$192,444	$575,626	$410,249

Diluted Weighted Average Shares Outstanding
Diluted Weighted Average Shares Outstanding - U.S. GAAP Basis	112,278,982	112,994,037	115,144,030	113,674,699	113,483,380
Adjustment: participating securities including profits interest participation rights	1,015,320	787,055	687,003	573,366	420,820

Diluted Weighted Average Shares Outstanding, as adjusted (h)	113,294,302	113,781,092	115,831,033	114,248,065	113,904,200
Diluted net income per share:
U.S. GAAP Basis	$1.86	$0.94	$1.64	$4.63	$3.54
Non-GAAP Basis, as adjusted	$1.92	$0.98	$1.66	$5.04	$3.60

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Notes to Financial Schedules.

See Notes to Financial Schedules

LAZARD LTD

RECONCILIATION OF NON-COMPENSATION U.S. GAAP TO ADJUSTED (a)

(unaudited)

	Three Months Ended
($ in thousands)	March 31, 2022	December 31, 2021	March 31, 2021
Non-compensation expense - U.S. GAAP Basis:
Occupancy and equipment	$31,239	$32,402	$34,748
Marketing and business development	14,123	16,850	6,651
Technology and information services	37,931	39,762	33,670
Professional services	16,029	26,060	14,948
Fund administration and outsourced services	29,703	35,784	29,279
Amortization of intangible assets related to acquisitions	15	15	15
Other	9,283	11,197	4,960

Non-compensation expense - Subtotal - U.S. GAAP Basis	$138,323	$162,070	$124,271

Non-compensation expense - Adjustments:
Occupancy and equipment (j) (m) (n)	($1,183)	($892)	($4,185)
Marketing and business development (j) (k) (m)	(1,225)	(1,425)	(205)
Technology and information services (j) (k) (m)	(30)	4	(14)
Professional services (j) (k) (m) (n)	(738)	(3,888)	(1,461)
Fund administration and outsourced services (j) (k)	(16,512)	(21,661)	(15,270)
Amortization of intangible assets related to acquisitions	(15)	(15)	(15)
Other (j) (k) (m) (n)	(1,494)	(290)	(641)

Subtotal Non-compensation adjustments	($21,197)	($28,167)	($21,791)

Non-compensation expense, as adjusted:
Occupancy and equipment	$30,056	$31,510	$30,563
Marketing and business development	12,898	15,425	6,446
Technology and information services	37,901	39,766	33,656
Professional services	15,291	22,172	13,487
Fund administration and outsourced services	13,191	14,123	14,009
Amortization of intangible assets related to acquisitions	—	—	—
Other	7,789	10,907	4,319

Non-compensation expense, as adjusted (d)	$117,126	$133,903	$102,480

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Notes to Financial Schedules.

See Notes to Financial Schedules

LAZARD LTD

RECONCILIATION OF NON-COMPENSATION U.S. GAAP TO ADJUSTED (a)

(unaudited)

	Three Months Ended			Three Months Ended
($ in thousands)	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Non-compensation expense - U.S. GAAP Basis:
Occupancy and equipment	$32,402	$31,015	$33,592	$128,040	$127,682
Marketing and business development	16,850	9,922	8,161	42,755	42,426
Technology and information services	39,762	37,559	36,100	146,765	133,544
Professional services	26,060	16,698	20,330	77,702	66,304
Fund administration and outsourced services	35,784	34,137	26,431	130,502	103,070
Amortization of intangible assets related to acquisitions	15	15	436	60	1,795
Other	11,197	13,497	11,308	45,318	38,931

Non-compensation expense - Subtotal - U.S. GAAP Basis	$162,070	$142,843	$136,358	$571,142	$513,752

Non-compensation expense - Adjustments:
Occupancy and equipment (j) (m) (n)	($892)	($1,106)	($3,419)	($5,395)	($11,878)
Marketing and business development (j) (k) (m)	(1,425)	(1,261)	(383)	(4,138)	(4,014)
Technology and information services (j) (k) (m)	4	(72)	155	(170)	(616)
Professional services (j) (k) (m) (n)	(3,888)	(1,143)	(4,101)	(8,546)	(9,806)
Fund administration and outsourced services (j) (k)	(21,661)	(19,669)	(12,114)	(73,426)	(47,956)
Amortization of intangible assets related to acquisitions	(15)	(15)	(436)	(60)	(1,795)
Other (j) (k) (m) (n)	(290)	(2,843)	508	(7,460)	(5,789)

Subtotal Non-compensation adjustments	($28,167)	($26,109)	($19,790)	($99,195)	($81,854)

Non-compensation expense, as adjusted:
Occupancy and equipment	$31,510	$29,909	$30,173	$122,645	$115,804
Marketing and business development	15,425	8,661	7,778	38,617	38,412
Technology and information services	39,766	37,487	36,255	146,595	132,928
Professional services	22,172	15,555	16,229	69,156	56,498
Fund administration and outsourced services	14,123	14,468	14,317	57,076	55,114
Amortization of intangible assets related to acquisitions	—	—	—	—	—
Other	10,907	10,654	11,816	37,858	33,142

Non-compensation expense, as adjusted (d)	$133,903	$116,734	$116,568	$471,947	$431,898

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Notes to Financial Schedules.

See Notes to Financial Schedules

LAZARD LTD

Notes to Financial Schedules

(a)

Selected Summary Financial Information are non-GAAP measures. Lazard believes that presenting results and measures on an adjusted basis in conjunction with U.S. GAAP measures provides a meaningful and useful basis for comparison of its operating results across periods.

(b)

A non-GAAP measure which excludes (i) revenue related to noncontrolling interests (see (j) below), (ii) (gains) losses related to the changes in the fair value of investments held in connection with Lazard Fund Interests and other similar deferred compensation arrangements for which a corresponding equal amount is excluded from compensation & benefits expense, (iii) revenue related to distribution fees, reimbursable deal costs in accordance with the revenue recognition guidance, bad debt expense, and other (see (k) below), (iv) for the three month period ended December 31, 2021, losses associated with restructuring and closing of certain offices (see (l) below), and (v) interest expense primarily related to corporate financing activities.

(c)

A non-GAAP measure which excludes (i) (charges) credits related to the changes in the fair value of the compensation liability recorded in connection with Lazard Fund Interests and other similar deferred compensation arrangements, (ii) for the three month period ended March 31, 2021, expenses associated with restructuring and closing of certain offices (see (m) below), and (iii) compensation and benefits related to noncontrolling interests (see (j) below).

(d)

A non-GAAP measure which excludes (i) expenses related to office space reorganization (see (n) below), (ii) expenses related to distribution fees, reimbursable deal costs in accordance with the revenue recognition guidance, bad debt expense, and other (see (k) below), (iii) amortization of intangible assets related to acquisitions, (iv) for the three month periods ended December 31, 2021 and March 31, 2021, expenses associated with restructuring and closing of certain offices (see (m) below), and (v) expenses related to noncontrolling interests (see (j) below).

(e)

A non-GAAP measure which excludes (i) for the three month period ended December 31, 2021, a provision pursuant to our Tax Receivable Agreement obligation, (ii) for the three month period ended December 31, 2021, losses associated with restructuring and closing of certain offices (see (l) below), (iii) expenses related to office space reorganization (see (n) below), (iv) for the three month periods ended December 31, 2021 and March 31, 2021, expenses associated with restructuring and closing of certain offices (see (m) below), (v) net revenue and expenses related to noncontrolling interests (see (j) below), (vi) interest expense primarily related to corporate financing activities, and (vii) amortization of intangible assets related to acquisitions.

(f)	Represents earnings from operations as a percentage of operating revenue, and is a non-GAAP measure.
(g)

A non-GAAP measure which excludes (i) for the three month period ended December 31, 2021, a provision pursuant to our Tax Receivable Agreement obligation, (ii) for the three month period ended December 31, 2021, losses associated with restructuring and closing of certain offices (see (l) below), (iii) expenses related to office space reorganization (see (n) below), and (iv) for the three month periods ended December 31, 2021 and March 31, 2021, expenses associated with restructuring and closing of certain offices (see (m) below), net of tax expense (benefits).

(h)

A non-GAAP measure which includes units of the long-term incentive compensation program consisting of profits interest participation rights, which are equity incentive awards that, subject to certain conditions, may be exchanged for shares of our common stock. Certain profits interest participation rights and other participating securities may be excluded from the computation of outstanding stock equivalents for U.S. GAAP net income per share.

(i)

Effective tax rate is a non-GAAP measure based upon the U.S. GAAP rate with adjustments for the tax applicable to the non-GAAP adjustments to operating income, generally based upon the effective marginal tax rate in the applicable jurisdiction of the adjustments. The computation is based on a quotient, the numerator of which is the provision for income taxes of $39,061, $53,512, and $40,553 for the three month periods ended March 31, 2022, December 31, 2021, and March 31, 2021, respectively, and the denominator of which is pre-tax income of $153,753, $270,721 and $141,774 for the three month periods ended March 31, 2022, December 31, 2021, and March 31, 2021, respectively.

(j)	Noncontrolling interests include revenue and expenses principally related to Edgewater, ESC Funds and a Special Purpose Acquisition Company.
(k)

Represents certain distribution, introducer and management fees paid to third parties and reimbursable deal costs for which an equal amount is excluded from both non-GAAP operating revenue and non-compensation expense, respectively, and excludes bad debt expense, which represents fees that are deemed uncollectible.

(l)

Represents losses related to the reclassification of currency translation adjustments to earnings from accumulated other comprehensive loss associated with restructuring and closing of certain of our offices.

(m)	Expenses associated with restructuring and closing of certain offices.
(n)	Represents building depreciation and other costs related to office space reorganization.
NM	Not meaningful